UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

GREEN STREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-53279	20-1144153
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

60 East 42nd Street, Suite 4600

New York, NY 10165

(Address of principal executive offices)

(424) 280-4096

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 28, 2022 Green Stream Holdings, Inc. (the “Registrant”) issued a press release announcing the cancellation of the VGTL merger. The press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 28, 2022 titled “Green Stream Holdings Inc. (GSFI) Announces That It Is Cancelling The VGTL Merger”

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN STREAM HOLDINGS INC.

Date: March 28, 2022	By: /s/ James C. DiPrima
Name: James C. DiPrima Title: Chief Executive Officer